Exhibit 99.5

Consolidated Analytics, Inc.

Form ABS Due Diligence 15-E

NRMLT 2025-NQM6

Attachment A

Item 4: Description of the due diligence performed

NRMLT 2025-NQM6

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Rithm Capital through a bulk purchase. The Review was conducted from April 2025 through July 2025 on mortgage loans originated between December 2024 and July 2025.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of forty-five (45) loans with an aggregate principal balance of $26,794,239.00

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations Fitch Ratings, Inc and Kroll Bond Rating Agency, LLC, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Last Name
Escrow Indicator	Loan Purpose	Loan Type
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Original Term	Sales Price
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
AUS Type	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Reserves
Original HOA Payment	Residual Income	Total Reserves Number of Months
Non-QM Months Reserves	As-Is Value	DSCR
Prepayment Penalty	Doc Type	Application Date
Citizenship Type	Months Payment (P&I)	Coborrower Last Name
Qualifying CLTV	Coborrower First Name	Qualifying LTV
MIN No	Property County	Property Value
Borrower Appraisal Receipt Date	Total Qualified Assets Available	Originator Doc Type
ULI	Total Liquid Assets Available For Close	Qualifying Total Monthly Liabilities

Qualifying Value	T & I Payment	Verified Doc Type
Cash out Include Debt Paid at Close	Borrower 1 Total Years Employment/Self-Employment Verified	Qualifying FICO
Cash Disbursement Date	Borrower 1 Citizen

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

A.	QM or ATR Validation / Review of 8 Key Underwriting Factors

1.	Income / Assets
a.	Validate borrower(s) monthly gross income
b.	Validate funds required to close, required reserves
c.	Review file documentation for required level of income and asset verifications
2.	Employment Status
a.	Review file documentation for required level of employment
3.	Monthly Mortgage Payment
a.	Confirm program, qualifying rate, terms
4.	Simultaneous Loans
a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
a.	Validate subject loan monthly payment (PITI) and associated obligations
6.	Debts / Obligations
a.	Validate monthly recurring liabilities
7.	DTI and/or Residual Income
a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
b.	Documentation meets Appendix Q requirements for QM Loans
8.	Credit History
a.	Review credit report for credit history and required credit depth including any / all inquiries
b.	Determine representative credit score from credit report
9.	Validate loan-to-value (LTV) and combined loan-to-value
10.	Review borrower's occupancy
11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
13.	Confirm that Final 1003 is sufficiently completed
14.	Provide Audit 1008 with accurate data based on file documentation
15.	Confirm Loan Approval conditions were met
16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
17.	General QM for any loans originated under the GQM Rule
1.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

2.	Consider Income and Assets:

i.	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
ii.	The consumer’s debt obligations, alimony, child support; and
iii.	The monthly DTI or residual income.

3.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
6.	Ensure that the appraisal conforms to the guidelines provided from the Client
7.	Review appraisal to ensure all required documents were included.
8.	Review location map provided within the appraisal for external obsolescence.
9.	Ensure highest and best use and zoning complies with guidelines.
10.	Confirm there are no marketability issues that affect the subject property.
11.	Ensure subject property does not suffer any functional obsolescence.
12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
13.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (45 loans in total):

Three (3) loans had a Secondary Appraisal, one (1) loan had an AVM, zero (0) loans had a Field Review, and eighteen (18) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were zero (0) occurrences of this.

Zero (0) loans had a Second Desk Review and zero (0) loans had a Full Appraisal Review.

Product totals may not sum due to multiple products for each loan

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower(s)
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

(8) Other: review and methodology.

Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	38	$23,472,339.00	84.44%
Event Grade B	7	$3,321,900.00	15.56%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	45	$26,794,239.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	41	91.11%
Event Grade B	4	8.89%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	45	100.00%

Compliance Results: (As applicable, 18 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	25	92.59%
Event Grade B	2	7.41%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	27	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	44	97.78%
Event Grade B	1	2.22%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	45	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	16
		Background Check Missing or Defective	9
		Third Party Fraud Report not Provided	7
		Borrower 1 Gap Credit Report is Missing	6
		Borrower 1 3rd Party VOE Prior to Close Missing	5
		Assets do not meet guideline requirements	5
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	5
		Missing VOM or VOR	3
		All Interested Parties Not Checked with Exclusionary Lists	2
		OFAC Check Not Completed and/or Cleared	2
		Income and Employment Do Not Meet Guidelines	2
		Missing Letter of Explanation (Assets)	2
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
		Asset Documentation Missing or Defective	2
		Hazard Insurance Policy is Missing	2
		Audited DTI Exceeds Guideline DTI	2
		Purchase is not considered to be an Arm's Length Transaction	2
		Borrower 2 Gap Credit Report is Missing	2
		Hazard Insurance Effective Date is after the Disbursement Date	2
		Housing History Does Not Meet Guideline Requirements	2
		Title Insurance Coverage - Inadequate Coverage	1
		The Final 1003 is Incomplete	1
		Purchase Contract is Missing	1

		Missing Lease Agreement	1
		Entity Documentation - Missing or Defective	1
		Guideline Seasoning not Met	1
		Missing final HUD-1 from sale of non-subject property	1
		Missing Property Tax Cert	1
		Business Purpose Affidavit/Disclosure Missing	1
		Borrower 2 3rd Party VOE Prior to Close Missing	1
		The Total Hazard Coverage is LESS than the Required Coverage Amount	1
		Borrower 1 CPA Letter Missing	1
		Title Document Missing	1
		HO-6 Insurance Policy is Missing	1
		Title Insurance Missing or Defective	1
		HO6 Master Insurance Policy is Missing	1
		Property Title Issue	1
		Total Credit Grade (A) Exceptions:	97
	B	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
		Borrower 1 Credit Report is Expired	1
		Audited LTV Exceeds Guideline LTV	1
		Audited CLTV Exceeds Guideline CLTV	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Total Credit Grade (B) Exceptions:	7
Compliance	A	No Compliance Findings	8
		eSigned Documents Consent is Missing	8
		Missing Required Affiliated Business Disclosure	4
		Higher-Priced Mortgage Loan Test	4
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	2
		NY Subprime Home Loan Test	2
		Charges That In Total Cannot Increase More Than 10% Test	1
		Loan Originator NMLS Status is Not Active	1
		High-Cost Mortgage Late Fee Test	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		Lender Credits That Cannot Decrease Test	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		Missing Credit Score Disclosure (FACTA)	1
		High-Cost Mortgage Timing of Disclosure Test	1
		Charges That Cannot Increase Test	1
		CA AB 260 Higher-Priced Mortgage Loan Test	1
		TRID: Closing Disclosure not received by the borrower 3 days prior to consummation	1
		Homeownership Counseling Disclosure Is Missing	1
		Initial Closing Disclosure Delivery Date Test	1
		Total Compliance Grade (A) Exceptions:	41

	B	Charges That In Total Cannot Increase More Than 10% Test	1
		Charges That Cannot Increase Test	1
		Total Compliance Grade (B) Exceptions:	2
Property	A	No Property Findings	22
		Hazard Insurance Missing or Defective	6
		Third Party Valuation Product Not Provided within 10% Tolerance	2
		Appraisal Review - Missing	2
		Subject Property Lease - Missing or Defective	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Appraisal Missing or Defective	1
		Appraisal is Missing	1
		HOA Questionnaire is Missing	1
		Total Property Grade (A) Exceptions:	37
	B	Ineligible Property	1
		Total Property Grade (B) Exceptions:	1

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the forty-five (45) mortgage loans reviewed, thirty-three (33) unique mortgage loans (73.33 % by loan count) had a total of one hundred four (104) discrepancies across twenty-three (23) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying Total Reserves Number of Months	24	22.43%
Qualifying All Borrower Residual Income	23	21.50%
Application Date	9	8.41%
Property Value	9	8.41%
MIN No	7	6.54%
T & I Payment	5	4.67%
DSCR	3	2.80%
ULI	2	1.87%
Qualifying Total Debt Income Ratio	2	1.87%
Qualifying Total Monthly Liabilities	2	1.87%
Total Liquid Assets Available For Close	2	1.87%

Mo Pymt (P&I)	2	1.87%
Total Qualified Assets Available	2	1.87%
Originator Doc Type	2	1.87%
Verified Doc Type	2	1.87%
Number of Borrowers	1	0.93%
Qualifying LTV	1	0.93%
Credit QM/ATR Designation	1	0.93%
Borrower 1 Citizen	1	0.93%
Escrows	1	0.93%
Closing/Settlement Date	1	0.93%
Borrower Appraisal Receipt Date	1	0.93%
Qualifying CLTV	1	0.93%
Grand Total	104	97.20%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.